Supplement dated July 2, 2025
to the Prospectus and Summary Prospectus of each of the following funds (each, a Fund, and collectively, the Funds):
Fund	Prospectus and Summary Prospectus dated
Columbia Funds Variable Insurance Trust
Columbia Variable Portfolio – Small Cap Value Fund	5/1/2025
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Corporate Bond Fund	5/1/2025
Columbia Variable Portfolio – Large Cap Growth Fund	5/1/2025
Columbia Variable Portfolio – Limited Duration Credit Fund	5/1/2025
Columbia Variable Portfolio – Select Large Cap Equity Fund	5/1/2025
On June 26, 2025, the Board of Trustees of each Fund approved changes to each Fund's name effective on or about May 1, 2026 (the Effective Date). Accordingly, as of the Effective Date, each Fund's name is changed as indicated in the table below and all references to the Current Fund Name in each Fund's Prospectus and Summary Prospectus is hereby deleted and replaced with its corresponding New Fund Name.
Current Fund Name	New Fund Name
Columbia Variable Portfolio – Corporate Bond Fund	Columbia Variable Portfolio – Select Corporate Income Fund
Columbia Variable Portfolio – Large Cap Growth Fund	Columbia Variable Portfolio – Cornerstone Growth Fund
Columbia Variable Portfolio – Limited Duration Credit Fund	Columbia Variable Portfolio – Select Short Corporate Income Fund
Columbia Variable Portfolio – Select Large Cap Equity Fund	Columbia Variable Portfolio – Cornerstone Equity Fund
Columbia Variable Portfolio – Small Cap Value Fund	Columbia Variable Portfolio – Small Cap Value Discovery Fund
Shareholders should retain this Supplement for future reference.
SUP7008-0004_(07/25)